Exhibit 99.2

Ameris Bancorp Investor Presentation September 2018

This presentation contains certain performance measures determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”) . Management of Ameris Bancorp (the “Company”) uses these non - GAAP measures in its analysis of the Company’s performance . These measures are useful when evaluating the underlying performance and efficiency of the Company’s operations and balance sheet . The Company’s management believes that these non - GAAP measures provide a greater understanding of ongoing operations, enhance comparability of results with prior periods and demonstrate the effects of significant gains and charges in the current period . The Company’s management believes that investors may use these non - GAAP financial measures to evaluate the Company’s financial performance without the impact of unusual items that may obscure trends in the Company’s underlying performance . These disclosures should not be viewed as a substitute for financial measures determined in accordance with GAAP, nor are they necessarily comparable to non - GAAP performance measures that may be presented by other companies . Tangible common equity and Tier 1 capital ratios are non - GAAP measures . The Company calculates the Tier 1 capital ratio using current call report instructions . The Company’s management uses these measures to assess the quality of capital and believes that investors may find them useful in their evaluation of the Company . These capital measures may, or may not be necessarily comparable to similar capital measures that may be presented by other companies . This presentation may contain statements that constitute “forward - looking statements” within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended . The words “believe”, “estimate”, “expect”, “intend”, “anticipate” and similar expressions and variations thereof identify certain of such forward - looking statements, which speak only as of the dates which they were made . The Company undertakes no obligation to publicly update or revise any forward - looking statements, whether as a result of new information, future events or otherwise . Readers are cautioned that any such forward - looking statements are not guarantees of future performance and involve risks and uncertainties and that actual results may differ materially from those indicated in the forward - looking statements as a result of various factors . Readers are cautioned not to place undue reliance on these forward - looking statements and are referred to the Company’s periodic filings with the Securities and Exchange Commission for a summary of certain factors that may impact the Company’s results of operations and financial condition . Cautionary Statements 1

Consistent balance sheet growth, stable margin and improving efficiency ratio : • Loan and deposit growth outlook still in double - digits • Catalysts already in place for operating efficiency ratio improvement • Maintain stable margin with loan product diversity and lines of business growth to offset compression effect of increasing deposit betas • CRE concentrations are moderate and afford the Company room to grow ; pipelines are strong and allow us to grow within regulatory guidance limits The Ameris Bancorp Story Top Quartile Results Leader in M&A in the Southeast • Evaluate M&A opportunities that fit within our culture • Focused on organizations that have diversified loan portfolios and stable core deposit mix • Sensitive to TBV dilution and strategy dynamics as we evaluate additional M&A opportunities 2

Clear Path to Future Increase in EPS Confidence in 2019 financial expectations: Maintain margin through funding expertise, capacity and better mix Continued double-digit balance sheet growth Reliable and profitable growth in all segments of loan production $20 million of operating efficiencies announced (to include data processing, branch realignment, etc.) These efficiencies allow reinvestment in: – New commercial lenders and deposit sales strategy to bolster loan and deposit growth – Risk management – Data management These cost-saving initiatives buffer the Company against investor concerns regarding: – Margin compression due to deposit betas (8 quarters of stable and improving margins) – Loan growth slowdown (over 15% average organic loan growth over past 8 quarters) – Market and economic slowdown (Southeast economy remains amongst strongest in U.S.) 3

2Q18 Acquisitions Update • Atlantic Coast Financial Corporation (“Atlantic”) – Forecasted $14.1 million of cost saves; Identified and realized $15.7 million – Data conversion also completed in 2Q18; operating efficiencies immediate in 3Q18 – Customer base is stable and employees are focused on growing customer relationships in Jacksonville, Tampa and Orlando – Added $874.9 million in total assets, $758.5 million in loans and $584.1 million in total deposits – Issued 2,631,520 shares of the Ameris common stock at a value on the closing date of $147.8 million – Expected 3Q18 EPS contribution of $0.05 • Hamilton State Bancshares, Inc. (“Hamilton”) – Forecasted $14.5 million of cost saves; Identified $15.3 million – Data conversion still targeted for early 4Q18; operating efficiencies effective 4Q18 – Productive team is building strong pipeline and expanding due to additional capacity within Atlanta – Added $1.8 billion in total assets, $1.3 billion in loans and $1.6 billion in total deposits – Issued 6,548,385 shares of the Ameris common stock at a value on the closing date of $349.4 million – Expected impact to 3Q18 EPS of $0.05; expected additional impact to 4Q18 EPS of $0.03 4

Credit Quality and Loan Diversification Agriculture 2.6% C&I 17.2% MUNI 7.1% Consumer 5.0% Investor CRE 18.7% Owner - Occupied CRE 11.8% AC&D 10.9% Multi - Family 3.4% SFR Mortgage 23.4% 2Q 2018 Loan Portfolio • Largest category of loans < 24% of total • Participations purchased < 1% of total loans • Average loan size = $205M • Only 10.9% of total loans in Construction or A&D • CRE and C&D concentrations are 264 and 87%, respectively • Approval authority vested in 6 Regional Credit Officers. Credit Admin team includes 34 Portfolio Managers, as well as credit support teams specifically for construction management, CRE underwriting and Municipal loans. 5 Continued Diversity of Portfolio with No Concentration Expected

Operating Highlights (1) Asset growth is materially impacted in 2Q18 by the acquisitions of Atlantic and Hamilton (2) Core Operating expenses exclude merger related charges, Executive Chairman retirement costs and gain/loss on sale of premises (3) Operating efficiency ratio is Core Operating Expenses divided by Net Interest Income and Non - interest income 6 For the quarter For the year to date period 2Q18 2Q17 2018 2017 Asset Growth (1) 3,167,869 505,827 3,334,494 505,827 Asset Growth Rate 163.53% 14.68% 170.24% 14.68% Organic Loan Growth 268,020 391,339 421,795 489,851 Organic Loan Growth Rate 18.35% 32.92% 14.83% 21.12% Total Revenue (1) 107,306 91,346 202,571 177,642 Total Revenue Growth 17.47% 10.10% 14.03% 12.65% Core Operating Expenses (2) 62,343 55,169 120,023 107,565 Core OPEX Growth 13.00% 8.08% 11.58% 6.21% Operating Efficiency (3) 57.53% 59.37% 58.67% 59.51% Legacy NPAs / Assets 0.29% 0.41% Credit Related Costs 10,155 2,804 12,505 5,573

Total Revenue Spread Revenues • $1.24 billion or 18.8% growth in average earning assets over 2Q 2018 • Steady margin with strong growth in existing rate environment. Margin (excluding accretion) of 3.81% in current quarter compared to 3.77% a year ago Non - Interest Income • Mortgage Revenue – increased $947,000, or 6.8% over 2Q 2017 despite tighter gain on sale. Production increased 30.5% to offset the reduced gain on sale • Service charges – remained steady at $10.6 million due to competitive service charge routines – we remain focused on attracting quality customers • SBA revenues – remained stable compared to 2Q18 due to steady production and slightly increased premium on sale 7

Net Interest Margin Spread Income and Margin supported by: • Growth in average earning assets of $1.24 billion or 18.8% compared to 2Q17 • Margin (excluding accretion) higher by 4bps compared to 2Q17; despite tax equivalent yield affect of 6bps due to tax law change • Margin (excluding accretion) lower by 3bps compared to 1Q18 due to higher loan yields offset by increased funding costs Accretion income a decreasingly lower part of our revenues: • 2.0% of revenue in YTD 2018 (6 mos ) • 2.9% of revenue in YTD 2017 • 4.3% of revenue in YTD 2016 Slight margin compression despite growth in earning assets in current rate environment Loan Production Details Period Fixed Rate (2) Variable Rate (2) Total 2Q18 242.7 5.36% 254.4 5.51% 497.1 5.44% 1Q18 230.4 5.10% 187.2 5.30% 417.6 5.19% 4Q17 264.2 4.79% 203.9 5.03% 468.1 4.89% $51.3 $54.4 $56.0 $59.3 $61.9 $65.9 $69.4 $68.3 $74.3 3.79% 3.77% 3.80% 3.82% 3.84% 3.81% 3.00% 3.50% 4.00% 4.50% $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 2Q 16 3Q 16 4Q 16 1Q 17 2Q 17 3Q 17 4Q17 1Q18 2Q18 Net Interest Income before Accretion (in millions) 8

Expenses – 2Q18 • No appreciable increase in core bank operating expenses • Increase in operating expense in lines of business relates to higher commissions and incentives, due to increased production • Continue to monitor expense control throughout the company and look for efficiencies in our administrative functions • Adjusted operating expenses (1) increased $ 4 . 6 million in 2 Q 18 , compared with 1 Q 18 : – $ 2 . 2 million increase in commissions and incentives due to increased production – $ 1 . 3 million increase in intangible amortization due to acquisitions – $ 496 , 000 increase in loss on OREO – $ 708 , 000 net increase in all other operating expenses 1 – Adjusted operating expenses exclude credit resolution related expenses, merger and conversion costs, Executive Chairman reti rement benefits and special compliance charges in 4Q16 and 3Q17. OPEX Highlights: Steady, Adjusted Operating Expenses (1) 9 $12.1 $10.7 $13.7 $14.4 $16.6 $15.6 $14.2 $18.5 $40.9 $37.8 $38.7 $40.8 $41.9 $42.1 $43.5 $43.8 0.0 25.0 50.0 75.0 3Q 16 4Q 16 1Q 17 2Q 17 3Q 17 4Q 17 1Q 18 2Q 18 Core Operating Expenses (in millions) LOBs Bank

Capital and TBV – 2Q18 • Historically, consistent growth in TBV • TBV increased $0.26 in 2Q18, even with completion of 2 acquisitions • TBV can grow with consistent earnings while maintaining focus on M&A Consistent Growth in TBV • Focus to grow TCE / TA back to peer averages through consistent earnings • 2Q 2018 Operating ROTCE of 17.3% • Normalized ROTCE in the range of 16% - 18% for 2018 Steady Capital Levels Support Growth Rate 10 $14.38 $14.42 $16.57 $17.24 $17.78 $17.86 $16.90 $17.12 $6.0 $8.5 $11.0 $13.5 $16.0 $18.5 3Q 16 4Q 16 1Q 17 2Q 17 3Q 17 4Q 17 1Q 18 2Q18 Tangible Book Value

Investment Rationale Organic Growth Opportunities • Top quartile return on assets • Strong ROTCE’s that support organic and M&A growth • Efficiency ratio below 60 % with catalysts that will drive us into lower 50 % range over next 18 months Operating Performance Valuation • Material discount on earnings relative to Southeastern peer group suggests upside, particularly considering : – Top quartile operating ratios – Reliable growth outlook (balance sheet and earnings) that are not dependent on increasing prices for M&A . • Organic growth opportunities creates steady double - digit growth • Recently merged teams have settled into the Ameris culture and are gaining momentum • Competition for deposits is brisk ; however, we have grown deposits while preserving margin, even with increasing deposit betas 11